Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

To their great credit, both New York state and New York City seem to be coping well with the huge financial burden that is being imposed by the horrible human toll resulting from the events of September 11. It is also heartening to note that while New York City bonds took a significant drop immediately after the attack, the state's municipal and agency bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Fund Manager Richard Wyke discusses in detail the environment in which he and the credit team that supports him worked during the first half of the fund's fiscal year. Rick reviews the strategy they used within that framework during the period, both before and after the attacks. As the fund begins the fiscal year's second half, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the first half of Putnam New York Investment Grade Municipal Trust's fiscal year, which ended October 31, 2001, the Federal Reserve Board continued its program of cutting short-term interest rates. However, slowing economic growth kept upward pressure on long-term interest rates. Then, on September 11, 2001, terrorist attacks on New York City's World Trade Center and the Pentagon shocked the world. Even though bond and stock prices fell, both markets began to show signs of recovery later in September, with the notable exception of the airline and insurance sectors.

The tax-exempt market as a whole held up well compared to corporate bonds and stocks, but New York City municipal bonds were among the hardest hit in the aftermath of September 11. Your fund's diversification among different industries and municipalities within the Empire State, as well as the underlying strength of the issues we selected, provided a measure of stability. However, investor concerns about the New York City bonds had a negative effect on the fund's market price.

Total return for 6 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                4.54%               2.36%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* INTEREST RATES, NOW AT HISTORIC LOWS, GIVE LEVERAGED FUNDS AN EDGE

The Fed's aggressive easing policy, which began before the start of the fund's fiscal year, continued beyond the current fiscal period with another half-percentage-point rate cut announced on November 6, 2001. So far, the Fed has cut short-term rates 10 times during calendar 2001, sending rates on three- and six-month Treasury bills below 2% -- effectively 0% on an inflation-adjusted basis. However, as economic uncertainty increased, long-term rates actually edged upward until the Treasury Department's decision to stop issuing 30-year bonds, a move that was announced on October 31, 2001. This produced a sharp spike in bond prices and the yield on 30-year Treasuries fell by almost half a point in a single trading day.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care        30.3%

Transportation     16.0%

Utilities          10.5%

Education           9.5%

Housing             8.1%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

The gradual steepening of the municipal bond yield curve has been a positive factor for your fund's performance because of its use of leverage. Leverage refers to the fund's ability to issue preferred shares that pay dividends at prevailing short-term, tax-exempt rates and sell them to investors. Rates on short-term municipal bonds dropped steadily during the period, reaching 1.8% at the end of October, while long-term bonds paid out at a steady, higher rate, enhancing the fund's income stream.

* DESPITE LOSSES, NEW YORK CITY WELL SUPPORTED BY HUMAN/FINANCIAL ASSETS

Even before the events of September 11, New York's debt level was twice that of the national average. At the same time, both the state and the city's bonds were supported by high taxes and a high per-capita income, and demand exceeded the supply of bonds. Now, in the wake of September 11, supply is ahead of demand, as the need for new financing is great, but investors are holding off on bond purchases because no insurance is currently available on New York City bonds. Longer-term, there is also some concern that some businesses and residents may chose to leave the city, which poses a challenge for the new Bloomberg administration.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 32.2%

AA/Aa -- 24.3%

A -- 16.7%

BBB/Baa -- 26.8%

Footnote reads:
*As a percentage of market value as of 10/31/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

In our opinion, New York's tax structure will support a lot of new issuance. In addition, we believe the city and its management staff are exceptionally capable and that they, in combination with the New York congressional delegation and the federal and state governments will be able to meet the challenges that lie ahead. Although there will continue to be pressure on New York City's credit, we believe it is highly unlikely that debt service payments will be interrupted.

* AIRLINE/AIRPORT ISSUES OFFER POTENTIAL FOR SELECTIVE INVESTORS

Throughout calendar 2001, tax-exempt airport facilities and, to a lesser extent, airlines, provided high current income and relative price stability. Although they represented a relatively small portion of its transportation investments, the fund's airline and airport holdings suffered when the sector was downgraded following the terrorist attacks, and we have been examining each of the fund's holdings individually to reassess creditworthiness.

We believe there are opportunities for potential capital appreciation as well as high current income in this sector for investors willing to do their homework. People are already getting back into the air and the federal airline relief package should have a significant effect on the industry going forward. The questions we are considering now include how the industry will be restructured and whether we have selected the right bonds for the post-crisis environment.

Bonds issued by the Port Authority of New York and New Jersey, leaseholder of the World Trade Center, have been in the portfolio for some time. The Authority, which also runs three major airports -- JFK International, La Guardia and Newark International -- was one of the most highly regarded names in the municipal bond market before the attacks. Since the attacks, Port Authority bond ratings have dropped from their previous top-tier status, but there has been no panic selling. The Authority still has a healthy cash position, and the World Trade Center was covered by insurance. In addition, in a September 26 conference call with investors, Port Authority Chief Financial Officer Charles McClafferty revealed that, by his calculations, revenue losses from the three principal airports, and the city's bridges and tunnels will be significantly less than many had feared.

* GEOGRAPHIC, INDUSTRY DIVERSIFICATION SUPPORTS RELATIVE STABILITY

While the national spotlight tends to rest on the Empire State's largest city, your fund has always invested in municipal bonds issued to fund a wide variety of projects throughout the state. In fact, the fund's emphasis on New York City bonds is less than that of its benchmark, the Lehman Brothers Municipal Bond Index.

Examples among recent purchases include development bonds for Cicero, New York, purchased in June with a coupon of 6.624% maturing in 2021, issued to fund a series of projects for downtown Cicero, including public housing and a hockey rink. We believe these are good, solid credits, and Moody's has rated them Baa2. Another issue we acquired in June is Niagara County Industrial Development bonds, backed by American Ref-Fuel Company (ARC), which owns six waste-to-energy projects. The issue we purchased, rated Baa1 by Moody's and BBB by Standard & Poor's, is well secured with an ARC guarantee, offering a 5.624% coupon and maturing in 2024. The bond proceeds are being used to refinance a Niagara County solid waste incineration project that has performed consistently above industry averages.

* INTEREST RATES LIKELY TO RISE AS ECONOMY RECOVERS

The U.S. gross domestic product fell at a 0.4% annual rate during the September 30, 2001, calendar quarter, and most observers are forecasting further contraction through the end of the year. During the past six months, debate has switched from whether the economy is in a recession to how long and how deep the recession will be. However, most gauges point to even lower inflation in the months ahead, providing a green light for further stimulus by the federal government.

In our view, the fall in short-term interest rates has been so dramatic and rates are now so low by historic standards that they are likely to rise as the economy recovers. This is not to say that rates could not decline from their present low levels. However, our current forecast is for an economic recovery to begin by about the second calendar quarter of 2002. Bond issuers are already going into the marketplace to capitalize on low interest rates. This leads us to expect rising interest rates, and lower bond prices to come, but in a more positive economic environment than we have experienced for many months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                                   Lehman
                                                Municipal Bond    Consumer
(common shares)            NAV    Market price     Index         price index
-------------------------------------------------------------------------------
6 months                  4.54%      2.36%          5.86%          0.45%
-------------------------------------------------------------------------------
1 year                    9.60       6.58          10.52           2.13
-------------------------------------------------------------------------------
5 years                  34.70      24.97          38.06          12.19
Annual average            6.14       4.56           6.66           2.33
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)         71.82      45.36          79.70          25.07
Annual average            6.25       4.28           6.79           2.54
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                6
-------------------------------------------------------------------------------
Income                                             $0.357
-------------------------------------------------------------------------------
Capital gains 1                                      --
-------------------------------------------------------------------------------
  Total                                            $0.357
-------------------------------------------------------------------------------
Preferred shares                            Series A (200 shares)
-------------------------------------------------------------------------------
Income                                            $719.18
-------------------------------------------------------------------------------
Capital gains 1                                      --
-------------------------------------------------------------------------------
  Total                                           $719.18
-------------------------------------------------------------------------------
Share value: (common shares)                  NAV         Market price
-------------------------------------------------------------------------------
4/30/01                                     $13.45           $12.46
-------------------------------------------------------------------------------
10/31/01                                     13.67            12.40
-------------------------------------------------------------------------------
Current return (common shares)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                        5.22%            5.76%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                  9.58            10.57
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.49%  combined federal, state, and city tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

(common shares)                                  NAV    Market price
-------------------------------------------------------------------------------
6 months                                        1.66%     -0.59%
-------------------------------------------------------------------------------
1 year                                          8.88       2.49
-------------------------------------------------------------------------------
5 years                                        34.14      27.38
Annual average                                  6.05       4.96
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                               68.88      44.67
Annual average                                  6.11       4.27
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bond
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York  (90.1%)
-------------------------------------------------------------------------------------------------------------------
$           500,000 Cicero Local Dev, Corp. Rev. Bonds
                    (Cicero Cmnty. Recreation),
                    Ser. A, 6 5/8s, 5/1/21                                                Baa2       $      520,625
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Baird College Civic Fac.),
                    5 3/4s, 8/1/30                                                        A3              1,053,750
            810,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P            835,313
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst.
                    Rev. Bonds, Ser. A, 5 1/4s, 12/1/26                                   A-                998,750
            500,000 Metropolitan Trans. Auth. Svcs. Contract
                    Fac. Rev. Bonds (Trans. Fac.),
                    Ser. O, 5 3/4s, 7/1/13                                                AA-               571,875
          1,000,000 Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
                    Ser. C, 5 5/8s, 11/15/24                                              Baa1            1,045,000
          1,000,000 Niagara Falls NY City School Dist.
                    COP, 5 7/8s, 6/15/19                                                  Baa2            1,042,500
                    NY City, G.O. Bonds
            185,000 Ser. I, 6 1/4s, 4/15/17                                               Aaa               215,988
             65,000 Ser. D, 6s, 2/15/25                                                   A2                 69,469
             50,000 Ser. D, 6s, 2/15/25 Prerefunded                                       Aaa                55,813
          2,000,000 NY City, G.O. Bonds IFB, AMBAC,
                    9.32s, 9/1/11 (SEG)                                                   Aaa             2,145,460
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000 (Brooklyn Polytech U. Project J),
                    6 1/8s, 11/1/30                                                       Baa3            1,052,500
          1,500,000 (Brooklyn Navy Yard Cogen Partners),
                    5.65s, 10/1/28                                                        Baa3            1,507,500
            200,000 NY City, Cts. Fac. Lease VRDN
                    (Jay Street Dev. Corp.),
                    Ser. A-1, 1.7s, 5/1/22                                                VMIG1             200,000
          1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Terminal One Group), 6s, 1/1/15                                      A3              1,023,750
                    NY City, Indl. Dev. Agcy. Special Fac.
                    Rev. Bonds
          1,525,000 (American Airlines, Inc.), 6.9s, 8/1/24                               Ba2             1,401,090
          1,500,000 (American Airlines, Inc.), 5.4s, 7/1/20                               Ba2             1,166,250
            750,000 (British Airways), 5 1/4s, 12/1/32                                    Baa3              573,750
          1,250,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds, Ser. A, 4 3/4s, 6/15/31                                   Aaa             1,181,250
                    NY State Dorm. Auth. Rev. Bonds
          1,000,000 (State U. Edl. Fac.), Ser. A,
                    7 1/2s, 5/15/13                                                       AA-             1,306,250
          1,000,000 (Mnt. Sinai Hlth.), Ser. A,
                    6 1/2s, 7/1/25                                                        Baa2            1,095,000
          2,000,000 (Mental Hlth. Svcs. Fac.),
                    Ser. A, 5 3/4s, 2/15/27                                               AA-             2,097,500
          1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25                                      AA-             1,541,250
          1,190,000 (City U. Syst. Construction),
                    Ser. 1, 5 1/4s, 7/1/17                                                AA-             1,230,163
          1,000,000 NY State Energy Res. & Dev. Auth.
                    Poll. Control Rev. Bonds (Niagara
                    Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa             1,123,750
          2,500,000 NY State Energy Res. & Dev. Auth.
                    VRDN (Niagara Mohawk Pwr. Corp.),
                    Ser. A, 2.15s, 7/1/15                                                 A-1+            2,500,000
          1,600,000 NY State Env. Fac. Corp. Poll. Control
                    Rev. Bonds (State Wtr. Revolving Fund),
                    Ser. A, 7 1/2s, 6/15/12                                               Aaa             1,621,216
          2,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract
                    Oblig. Rev. Bonds, Ser. A,
                    5 7/8s, 9/15/14                                                       AA-             2,105,000
                    NY State Med. Care Fac. Fin. Agcy.
                    Rev. Bonds
            940,000 (Mental Hlth. Svcs. Fac.), Ser. D,
                    7.4s, 2/15/18                                                         A                 972,768
            350,000 (Mental Hlth. Svcs. Fac.), Ser. D,
                    7.4s, 2/15/18                                                         A                 361,491
          1,720,000 (Hosp. & Nursing Home Insd. Mtge.),
                    Ser. C, 6.65s, 8/15/32                                                Aa2             1,789,540
             80,000 (Hosp. & Nursing Home Insd. Mtge.),
                    Ser. C, 6.65s, 8/15/32 Prerefunded                                    Aa2                84,494
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.),
                    Ser. D, FHA Insd., 6.6s, 2/15/31                                      AAA             1,937,250
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.),
                    Ser. C, FHA Insd., 6 3/8s, 8/15/29                                    AAA             1,892,232
          1,000,000 NY. Cnty. Trust Rev. Bonds
                    (TOB Settlement), 5 3/4s, 6/1/43                                      A1              1,038,750
          1,000,000 NYC Indl. Dev. Agcy. JFK I LLC
                    Project A, 5 1/2s, 7/1/28                                             Baa3              928,750
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Bristol-Meyers Squibb Co.),
                    5 3/4s, 3/1/24                                                        Aaa             1,115,000
          1,000,000 Port Auth. NY & NJ 144A FRB,
                    Ser. N18, 3.6s, 12/1/17
                    (acquired 7/19/00, cost $1,046,890) (RES)                             Aaa             1,187,500
          1,000,000 Port Auth. of NY. & NJ. Rev. Bonds
                    (Cons-124th), 5s, 8/1/31                                              AA-               950,000
            500,000 Yonkers Indl. Dev. Agcy. Rev. Bonds
                    (St. John's Riverside Hosp.),
                    Ser. A, 7 1/8s, 7/1/31                                                BBB-              530,625
                                                                                                      -------------
                                                                                                         44,069,162

Puerto Rico  (8.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 PR Elec. Pwr. Auth. IFB, FSA,
                    9.68s, 7/1/23                                                         Aaa             1,623,135
            926,589 PR Hsg. Fin. Corp. Rev. Bonds
                    (Bayamon Hsg. Dev.), FHA Insd.,
                    7 1/2s, 7/1/21                                                        BBB+/P          1,020,406
          1,365,000 PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac.
                    Rev. Bonds, Ser. L, 6 7/8s, 7/1/21                                    Aaa             1,428,473
                                                                                                     --------------
                                                                                                          4,072,014
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $46,967,768) (b)                                         $   48,141,176
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $48,919,594.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2001, Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $47,050,058, resulting in gross unrealized appreciation and depreciation of $2,166,844 and $1,075,726, respectively, or net unrealized appreciation of $1,091,118.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted security held at October 31, 2001 was $1,187,500, or 2.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contract at October
      31, 2001.

      The rates shown on IFB , which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB and VRDN's are the current interest rates at October 31, 2001.

      The fund had the following industry group concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

         Healthcare        30.3%
         Transportation    16.0
         Utilities         10.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001 (Unaudited)
                                Aggregate Face  Expiration      Unrealized
                   Total Value       Value         Date        Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)       $5,423,438      $5,305,317      Dec-01        $118,121
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $46,967,768) (Note 1)                                          $48,141,176
-------------------------------------------------------------------------------------------
Cash                                                                                367,021
-------------------------------------------------------------------------------------------
Interest receivable                                                                 711,644
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             40,625
-------------------------------------------------------------------------------------------
Total assets                                                                     49,260,466

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               169,376
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         88,806
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            9,300
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,920
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            467
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               59,003
-------------------------------------------------------------------------------------------
Total liabilities                                                                   340,872
-------------------------------------------------------------------------------------------
Net assets                                                                      $48,919,594

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed  preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares  (unlimited shares authorized) (Note 1)         39,492,317
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (95,218)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,769,034)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,291,529
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $48,919,594

Net assets available to:
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                        6,945
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,006,945
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $38,912,649
-------------------------------------------------------------------------------------------
Net asset value per common share
($38,912,649 divided by 2,847,092 shares)                                            $13.67
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Tax exempt interest income:                                                      $1,489,068
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    175,369
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       22,545
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,077
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,281
-------------------------------------------------------------------------------------------
Auditing                                                                             22,944
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               20,346
-------------------------------------------------------------------------------------------
Other                                                                                18,512
-------------------------------------------------------------------------------------------
Total expenses                                                                      267,074
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (12,258)
-------------------------------------------------------------------------------------------
Net expenses                                                                        254,816
-------------------------------------------------------------------------------------------
Net investment income                                                             1,234,252
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (309,884)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     300,865
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year    542,126
-------------------------------------------------------------------------------------------
Net gain on investments                                                             533,107
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,767,359
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $1,234,252       $2,364,628
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (9,019)         259,408
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                542,126        1,779,601
--------------------------------------------------------------------------------------------------
Net increase  in net assets resulting from operations                   1,767,359        4,403,637

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (143,836)        (380,185)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $6,945 and
$23,973, respectively)                                                  1,623,523        4,023,452
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,016,257)      (2,214,987)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                              607,266        1,808,465

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    48,312,328       46,503,863
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $95,218
and $169,377, respectively)                                           $48,919,594      $48,312,328
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                2,847,092        2,847,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                200              200
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                        Year ended April 30
-------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $13.45       $12.81       $14.03       $13.96       $13.49       $13.54
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .43          .83          .90          .91          .95          .95
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .19          .72        (1.19)         .08          .45         (.07)
-------------------------------------------------------------------------------------------------------------
Total from investment operations         .62         1.55         (.29)         .99         1.40          .88
-------------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------------
Net investment income:
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.04)        (.13)        (.12)        (.11)        (.12)        (.12)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.36)        (.78)        (.81)        (.81)        (.81)        (.81)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.91)        (.93)        (.92)        (.93)        (.93)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.67       $13.45       $12.81       $14.03       $13.96       $13.49
-------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.400      $12.460      $12.000      $13.875      $13.625      $12.875
-------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                   2.36*       10.28        (7.75)        7.82        12.12         5.34
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $48,920      $48,312      $46,504      $49,971      $49,766      $48,434
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .69*        1.41         1.44         1.32         1.31         1.44
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            2.84*        5.25         5.96         5.66         5.90         6.10
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            13.79*       15.65         3.32        24.04        18.22        49.71
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $1,684,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $758,000    April 30, 2004
       492,000    April 30, 2005
       434,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2001 was 1.95%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2001, the fund's expenses were reduced by $12,258 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $403 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,654,783 and $7,789,106, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2001, no such restrictions have been placed on the fund.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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